UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

Commission File Number 000-54530

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

23129 Cajalco Road, Perris, CA 92570

(Address of principal executive offices)

888-685-7336

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On October 5, 2015, Gopher Protocol Inc. (the “Company”) issued a press release regarding its filing of a new patent in connection with the Company's development of a new method relating to the automatic altitude and motion activity detection as well as activation or deactivation of Airplane Mode for mobile devices.

In addition, on October 8, 2015, the Company issued a press release regarding its filing of a new patent for monolithic multi-dimensional integrated circuit manufacturing.

A copy of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01        Financial Statements and Exhibits

Exhibit Number	Description

99.1 99.2	Press Release dated October 5, 2015 Press Release dated October 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

By:/s/ Michael Murray
Name: Michael Murray
Title: CEO, President, Secretary,
Treasurer and Director

Date:	October 9, 2015
Perris, California